Exhibit 32.1

Certification of the Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, William C. Cobb, Chief Executive Officer of Frontdoor, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                 the Annual Report on Form 10-K for the year ended December 31, 2023, (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Frontdoor, Inc.

Date: February 28, 2024

/s/ William C. Cobb
Name: William C. Cobb
Title: Chief Executive Officer